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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 2002
                                                         ----------------



                            BANCINSURANCE CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                       0-8738                 31-0790882
-----------------------------    --------------------   -----------------------
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)            Identification No.)



             250 EAST BROAD STREET, 10th FLOOR, COLUMBUS, OHIO 43215
             -------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (614) 228-2800
                                                           --------------









                         Index to Exhibits is on Page 3.


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Item 7.       Financial Statements and Exhibits

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    99       Press Release issued December 4, 2002

Item 9.       Regulation FD Disclosure

              On December 4, 2002, Bancinsurance Corporation issued a press release announcing that it raised $8 million of capital through the issuance of floating rate trust preferred securities by BIC Statutory Trust I, a special purpose business trust subsidiary formed by Bancinsurance. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.



                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANCINSURANCE CORPORATION



Date:  December 4, 2002            By: /s/ Si Sokol
                                      ------------------------------------------
                                      Si Sokol, Chairman and Chief Executive
                                      Officer



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number              Description
--------------              -----------

99                          Press Release issued December 4, 2002




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